UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2008

NATIONAL PROPERTY INVESTORS III

(Exact name of Registrant as specified in its charter)

       California

   0-11095

  22-2385051

(State or other jurisdiction

 (Commission

     (I.R.S. Employer

   of incorporation)

 File Number)

  Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

NPI Equity Investments, Inc. (the “Managing General Partner”) and National Property Investors III (the “Registrant”) had previously entered into a revolving credit facility in an amount not to exceed $300,000 (the “Partnership Revolver”).

On March 18, 2008, the Managing General Partner and the Registrant terminated the Partnership Revolver.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

    The following exhibit is filed with this report:

10.17  Termination Agreement dated March 18, 2008 by and among NPI Equity Investments, Inc., a Florida Corporation, and National Property Investors 5, a California limited partnership.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Property Investors III

By:

NPI EQUITY INVESTMENTS, INC.

Managing General Partner

By:

/s/Stephen B. Waters

Stephen B. Waters

Vice President

Date:

March 20, 2008